FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 2000

ADCPB BALANCE
Initial ADCPB                                           85,790,915.00
Prior Month ADCPB                                       19,306,528.41
Current Month ADCPB (Before addition of New Property)   18,015,456.05
Base Principal Amount (Prior - Current)                  1,291,072.36
Add:  ADCPB of New Transferred Property                          0.00
Ending ADCPB (Current + ADCPB of New Property)          18,015,456.05

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance              14,916,284.27
     Class A Certificate Rate                                    6.85%
     One twelfth of Class A Certificate Rate                     0.57%
     Class A Certificate Interest                           85,147.12
     Prior Month Class A Overdue Interest                        0.00

     Class A Interest Due                                   85,147.12
     Class A Interest Paid                                  85,147.12

     Current Month Class A Overdue Interest                      0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance              14,916,284.27
     Class A Percentage                                         86.00%
     Base Principal Amount                               1,291,072.36
                                                        -------------
     Class A Base Principal Distribution Amount          1,110,322.23
     Prior Month Class A Overdue Principal                       0.00
                                                        -------------
     Total A Note Principal Due                          1,110,322.23
     Additional amount due for floor payment                27,183.56
     Additional Class A Principal Due                            0.00
                                                        -------------
     Class A Principal Paid                              1,137,505.79

     Class A Overdue Principal                                   0.00
                                                        -------------

     Current Month Class A Principal Balance            13,778,778.48

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 2000


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance          693,781.06
     Class B-1 Certificate Rate                             7.63%
     One twelfth of Class B-1 Certificate Rate              0.64%
     Class B-1 Certificate Interest                     4,411.29
     Prior Month Class B-1 Overdue Interest                 0.00

     Class B-1 Interest Due                             4,411.29
     Class B-1 Interest Paid                            4,411.29

     Current Month Class B-1 Overdue Interest               0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance          693,781.06
     Class B-1 Percentage                                   4.00%
     Base Principal Amount                          1,291,072.36
     Class B-1 Base Principal Distribution Amount      51,642.89
     Prior Month B-1 Overdue Principal                      0.00
     Additional amount due for floor payment            1,264.35
                                                    ------------
     Total B-1 Note Principal Due                      52,907.24

     Class B-1 Principal Paid                          52,907.24


     Class B-1 Overdue Principal                            0.00

     Current Month Class B-1 Principal Balance        640,873.82

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 2000



CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance          693,781.06
     Class B-2 Certificate Rate                             8.17%
     One twelfth of Class B-2 Certificate Rate              0.68%
     Class B-2 Certificate Interest                     4,723.49
     Prior Month Class B-2 Overdue Interest                 0.00

     Class B-2 Interest Due                             4,723.49
     Class B-2 Interest Paid                            4,723.49

     Current Month Class B-2 Overdue Interest               0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance          693,781.06
     Class B-2 Percentage                                   4.00%
     Base Principal Amount                          1,291,072.36
     Class B-2 Base Principal Distribution Amount      51,642.89
     Prior Month B-1 Overdue Principal                      0.00
     Additional amount due for floor payment            1,264.35
                                                    ------------
     Total B-1 Note Principal Due                      52,907.24

     Class B-2 Principal Paid                          52,907.24

     Class B-2 Overdue Principal                            0.00

     Current Month Class B-2 Principal Balance        640,873.82

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 2000

FLOOR TEST

     Initial ADCPB                                          85,790,915.00
     Floor percent                                                   3.50%
                                                            -------------
     Floor                                                   3,002,682.03

     Ending ADCPB                                           18,015,456.05

     less
     Beginning Balance - Class A         14,916,284
     Beginning Balance - Class B1           693,781
     Beginning Balance - Class B2           693,781
                                         ----------
                                         16,303,846
     less
     Current Month Payment - Class A      1,110,322
     Current Month Payment - Class B1        51,643
     Current Month Payment - Class B2        51,643
                                          ---------
                                          1,213,608                    15,090,238.37

     Excess of ending ADCPB over Note balance after initial payments    2,925,217.67

     Excess (deficit) of excess balance over floor                        (77,464.35)
     Cash available after payment of regular payments                      29,712.26
                                                                       -------------
     Additional payment to certificate holders                             29,712.26


ADJUSTED FLOOR TEST
     Ending ADCPB                                                      18,015,456.05

     less
     Beginning Balance - Class A         14,916,284
     Beginning Balance - Class B1           693,781
     Beginning Balance - Class B2           693,781
                                         ----------
                                         16,303,846
     less
     Current Month Payment - Class A      1,137,506
     Current Month Payment - Class B1        52,907
     Current Month Payment - Class B2        52,907
                                          ---------
                                          1,243,320                    15,060,526.11

     Excess of ending ADCPB over Note balance after initial payments    2,954,929.93

     Excess (deficit) of excess balance over floor                        (47,752.09)

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 2000

SERVICING FEE SCHEDULE

     Prior Month ADCPB                              19,306,528
     Servicer Fee Rate                                  0.5000%
     One-twelfth                                        0.0417%
     Servicer Fee                                     8,044.39

     Prior Servicer Fee Arrearage                         0.00
     Servicer Fee Due                                 8,044.39

     Servicer Fee Paid                                8,044.39

     Current Servicing Fee Arrearage                      0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                              19,306,528
     Back-Up Servicer Fee Rate                          0.0130%
     One-twelfth                                        0.0011%
     Back-up Servicer Fee                               209.15

     Prior Back-Up Servicer Fee Arrearage                 0.00
     Total Back-Up Servicer Fee Due                     209.15

     Back-Up Servicer Fee Paid                          209.15

     Current Back-Up Servicing Fee Arrearage              0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                        291.67
     Trustee Fee Rate                                   0.0100%

     Prior Trustee Fee Arrearage                          0.00
     Total Trustee Fee Due                              291.67

     Trustee Fee Paid                                   291.67

     Current Trustee Fee Arrearage                        0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance       14,916,284.27
     Monthly Premium Rate                               0.0208%
     Prior Premium Arrearage                              0.00
     Premium Amount Due                               3,108.00

     Premium Amount Paid                              3,108.00

     Current Premium Arrearage                            0.00

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FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 2000

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

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FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 2000

                                                                       NO

       (a) Event of Servicer Termination (Yes/No)                      No
                                                                   ------------

       (b) Certificate Insurer makes an Insured Payment                No
                                                                   ------------

       (a) Gross Charge-Off Event (Yes/No)                             No
                                                                   ------------

       (b) Delinquency Trigger Event                                   No
                                                                   ------------


Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
        11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)    Any failure by the Servicer to submit a Monthly Statement pursuant to
        Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or
        (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

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FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 2000


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                                                                   Gross
                              Gross                      Gross                   Charge-Off
                            Defaults     Recoveries   Charge-Offs     ADCPB        Ratio
                            --------     ----------   -----------     -----        -----

       2 months prior       10,257          9,949          307     20,543,733        0.02%
       1 month prior        88,144         84,880        3,264     19,347,577        0.20%
       Current               7,115         12,749       (5,634)    18,015,456       (0.38)%


       3 Month Gross Charge-Off Ratio                                               (0.05)%
       Maximum Allowed                                                               2.50%

30+ DELINQUENCIES

                                                                       Monthly
                           Delinquencies     ADCPB                   Delinquencies
                           -------------     -----                   -------------

           2 months prior      811,633     20,543,733                    3.95%
           1 month prior     1,073,629     19,347,577                    5.55%
           Current month       961,133     18,015,456                    5.34%

                           Delinquency Ratio:                            4.94%
                           Maximum Delinquency Ratio:                    6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 2000
ISSUER RESTRICTING EVENT CALCULATIONS

       (a) Gross Defaults (>=180)                                      No
                                                                   ------------

       (b) Issuer Delinquency Trigger Ratio                            No
                                                                   ------------


GROSS DEFAULTS (>=180)

                          Monthly Gross                      Monthly
                            Defaults          ADCPB       Gross Defaults
                          -------------     ----------    --------------

           Current month        0           18,015,456       0.0000%
           1 month prior        0           19,347,577       0.0000%
           2 months prior       0           20,543,733       0.0000%
                                -           ----------       ------
           Sum/Average          0           19,302,255       0.0000%
                                                                  4
                                                             ------
           Gross Defaults                                      0.00%

                 i A       Subordinated Percentage            19.96%
                ii B       WAL of Remaining Leases             1.71
                           Two                                    2
                           Ratio (i/ii)/2                      5.85%



ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                              Monthly
                            Delinquencies    ADCPB          Delinquencies
                            -------------  ----------       -------------
           2 months prior       86,570     20,543,733        0.42%
           1 month prior       186,633     19,347,577        0.96%
           Current month       116,462     18,015,456        0.65%


                        Issuer Delinquency Trigger Ratio:    0.68%
                        Maximum Ratio Allowed:               2.50%



EARLY AMORTIZATION EVENT

       (1) Is Subordination Level < 14%                    No
                                                      -------------

       (2) Has a Gross Charge-Off Event Occurred?          No
                                                      -------------

       (3) Has a Delinquency Event Occurred?               No
                                                      -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 2000


                                                                               ADCPB      Total

        Aging/Delinquency Statistics

        Current                                                             17,054,323    94.66%
        31-60 Days Past Due                                                    665,966     3.70%
        61-90 Days Past Due                                                    178,705     0.99%
        91+ Days Past Due                                                      116,462     0.65%
                                                                            ----------   ------

        Total                                                               18,015,456   100.00%


        Certificate Factors

        Class A Notes                                                      0.186754453
        Class B-1 Notes                                                    0.186754548
        Class B-2 Notes                                                    0.186754548


        Substitution Limits [Section 7]

        ADCPB as of Cut-Off Date                                         85,790,915.00
        Maximum Substitution (10% of Initial)                             8,579,091.50
        Maximum Substitution for Defaulted Contracts (5% of Initial)      4,289,545.75

        Prior month Cumulative ADCPB Substituted                          4,134,055.76
        Current month ADCPB Substituted                                             --
                                                                                    --
        Cumulative ADCPB Substituted                                      4,134,055.76

        Prior month Cumulative ADCPB Substituted for Defaulted Contracts  1,980,863.06
        Current month ADCPB Substituted Defaulted Contracts                         --
                                                                                    --
        Cumulative ADCPB Substituted for Defaulted Contracts              1,980,863.06


        Portfolio Prepayment Statistics

        Prior month Cumulative ADCPB prepaid                             13,355,738.87
        Current month ADCPB prepaid                                          47,493.46
                                                                         -------------
        Cumulative ADCPB prepaid                                         13,403,232.33

        Prior month Cumulative ADCPB Defaulted                            5,920,169.26
        Current month ADCPB Defaulted                                         7,114.82
                                                                         -------------
        Cumulative ADCPB Defaulted                                        5,927,284.08

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 2000


--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                 127,836.89

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account          (133,286.38)
     Transfer of prior period Excluded Amounts not yet transferred                         (54,446.26)
     Collections Received [5.02 (b)(d)]                                                  1,508,624.47
     Excluded Amounts [5.02 (d)][Definition]                                              (528,282.40)
     Collections on Deposit due Collection Account [5.02 (d)]                             (794,928.18)

     Ending Balance                                                                        125,518.14


COLLECTION ACCOUNT
     BEGINNING BALANCE, DECEMBER 1, 1999                                                                      733,606.27

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED DECEMBER 1, 1999
     Add:  Servicer Advance                                                                                   541,199.12
     Add:  Payments due Collection Account from last 2 business days prior period                             136,475.50
     Add:  Add'l transfers                                                                                          0.00
     Add: Amounts to Collection Acct from Security deposit account                                                  0.00
     Less: Total distributions on  December 10, 1999                                                       (1,411,280.89)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED APRIL 1, 2000
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                         794,928.18
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                     0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                 0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                            0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                                  2,759.05
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                      0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                   0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                             0.00
     Add: Security Deposits Related to Prepayment                                                                   0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                             0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                               0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo                                   0.00

     Ending balance on March 31, 2000 and April 1, 2000                                                       797,687.23

     Add: Servicer Advances to be deposited on Determination Date                                             454,443.69
     Add: Payments due Collection Acct from last 3 business days                                               97,124.46
     Add: Payments not yet transferred to the Collection Account                                                    0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                      0.00

     Adjusted Collection Account Balance                                                                    1,349,255.38

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 2000

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                          154,281.18
     Add: Balance deposited on closing date                                                            0.00
     Add: Security Deposits [6.02 b]                                                                   0.00
     Less: Amounts to Collection Account [6.02 c]                                                      0.00
     Add: Investment Earnings                                                                        760.32
                                                                                                 ----------

     Ending balance on March 31, 2000                                                            155,041.50

     Less: Amounts to Collection Account [6.02 c]                                                      0.00

     Adjusted Security Deposit  Account Balance                                                  155,041.50


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                              0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                   0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                  0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                  0.00
                                                                                                                    ----

     Ending balance on March 31, 2000                                                                               0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                   0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                  0.00
                                                                                                                    ----

     Adjusted New Transferred Property Funding Account Balance                                                      0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 2000


AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                     1,349,255.38


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)         Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                          0.00

     (ii)        Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                      0.00

     (iii)       Aggregate of: [6.06 c (iii)]
                 (A)     Unreimbursed Servicer Advances from prior periods                                          0.00
                 (B)     Servicer Fee and unpaid Servicer Fee                                                   8,044.39
                 (C)     Servicing Charges inadvertently deposited in Collection Account                            0.00

     (iv)        Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                          209.15

     (v)         Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                            3,108.00

     (vi)        Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                            291.67

     (vii)       Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                      85,147.12

     (viii)      Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                  4,411.29

     (ix)        Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                    4,723.49

     (x)         Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]     1,110,322.23

     (xi)        Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                0.00

     (xii)       Class B-1 Base Principal Distribution Amount and Overdue Class
                 B-1 Principal [6.06 c (xii)] 51,642.89 provided no restricting event exists

     (xiii)      Class B-2 Base Principal Distribution Amount and Overdue Class
                 B-2 Principal [6.06 c (xiii)] 51,642.89 provided no restricting event or issuer restricting event exists

     (xiv)       Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                 0.00

     (xv)        Prepayments optionally transferred to collection account and disbursed in                          0.00
                 consideration of the transfer of New Transferred Property not in excess of
                 $5,000,000 [6.06 c (xv)]

     (xvi)       To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                       0.00
                 Net of Additional Principal Distribution to Class A, B1 & B2.

                 a.      Class A Additional Principal Distribution Amount                                      27,183.56

                 b.      Class B1 Additional Principal Distribution Amount                                      1,264.35

                 c.      Class B2 Additional Principal Distribution Amount                                      1,264.35


     Reviewed By:


     ------------------------------------------
     E. ROGER GEBHART
     EXECUTIVE VICE PRESIDENT & TREASURER

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 2000


ADCPB BALANCE
-------------

Initial ADCPB                                                       72,024,925.77
Prior Month ADCPB                                                   25,558,222.83
Current Month ADCPB (Before addition of New Property)               24,580,152.39
Base Principal Amount (Prior - Current)                                978,070.44
Add: ADCPB of New Transferred Property                                       0.00
Ending ADCPB (Current + ADCPB of New Property)                      24,580,152.39

CLASS A INTEREST SCHEDULE
-------------------------

       Prior Month Class A Principal Balance                        22,021,153.39
       Class A Certificate Rate                                              6.29%
       One twelfth of Class A Certificate Rate                               0.52%
       Class A Certificate Interest                                    115,427.55
       Prior Month Class A Overdue Interest                                  0.00

       Class A Interest Due                                            115,427.55
       Class A Interest Paid                                           115,427.55

       Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------

       Prior Month Class A Principal Balance                        22,021,153.39
       Class A Percentage                                                   88.00%
       Base Principal Amount                                           978,070.44
                                                                    -------------
       Class A Base Principal Distribution Amount                      860,701.99
       Prior Month Class A Overdue Principal                                 0.00
                                                                    -------------
       Total A Note Principal Due                                      860,701.99
       Additional amount due for floor payment                          59,834.90
       Additional Class A Principal Due                                      0.00
                                                                    -------------
       Class A Principal Paid                                          920,536.89

       Class A Overdue Principal                                             0.00
                                                                    -------------

       Current Month Class A Principal Balance                      21,100,616.50

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 2000


CLASS B-1 INTEREST SCHEDULE
---------------------------

       Prior Month Class B-1 Principal Balance                          750,720.82
       Class B-1 Certificate Rate                                             7.01%
       One twelfth of Class B-1 Certificate Rate                              0.58%
       Class B-1 Certificate Interest                                     4,385.46
       Prior Month Class B-1 Overdue Interest                                 0.00

       Class B-1 Interest Due                                             4,385.46
       Class B-1 Interest Paid                                            4,385.46

       Current Month Class B-1 Overdue Interest                               0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------

       Prior Month Class B-1 Principal Balance                          750,720.82
       Class B-1 Percentage                                                   3.00%
       Base Principal Amount                                            978,070.44
       Class B-1 Base Principal Distribution Amount                      29,342.11
       Prior Month B-1 Overdue Principal                                      0.00
       Additional amount due for floor payment                            2,039.83
       Total B-1 Note Principal Due                                      31,381.94
                                                                     -------------

       Class B-1 Principal Paid                                          31,381.94


       Class B-1 Overdue Principal                                            0.00

       Current Month Class B-1 Principal Balance                        719,338.88

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 2000


CLASS B-2 INTEREST SCHEDULE
---------------------------
       Prior Month Class B-2 Principal Balance                          625,600.85
       Class B-2 Certificate Rate                                             8.22%
       One twelfth of Class B-2 Certificate Rate                              0.69%
       Class B-2 Certificate Interest                                     4,285.37
       Prior Month Class B-2 Overdue Interest                                 0.00

       Class B-2 Interest Due                                             4,285.37
       Class B-2 Interest Paid                                            4,285.37

       Current Month Class B-2 Overdue Interest                               0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------
       Prior Month Class B-2 Principal Balance                          625,600.85
       Class B-2 Percentage                                                   2.50%
       Base Principal Amount                                            978,070.44
       Class B-2 Base Principal Distribution Amount                      24,451.76
       Prior Month B-1 Overdue Principal                                      0.00
       Additional amount due for floor payment                            1,699.86
       Total B-2 Note Principal Due                                      26,151.62

       Class B-2 Principal Paid                                          26,151.62

       Class B-2 Overdue Principal                                            0.00

       Current Month Class B-2 Principal Balance                        599,449.24

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 2000


FLOOR TEST
       Initial ADCPB                                                                            72,024,925.77
       Floor percent                                                                                     3.00%
                                                                                                -------------
       Floor                                                                                     2,160,747.77

       Ending ADCPB                                                                             24,580,152.39

       less
       Beginning Balance - Class A                                               22,021,153
       Beginning Balance - Class B1                                                 750,721
       Beginning Balance - Class B2                                                 625,601
                                                                              -------------
                                                                                 23,397,475
       less
       Current Month Payment - Class A                                              860,702
       Current Month Payment - Class B1                                              29,342
       Current Month Payment - Class B2                                              24,452
                                                                              -------------

                                                                                    914,496     22,482,979.20


       Excess of ending ADCPB over Note balance after initial payments                           2,097,173.19

       Excess (deficit) of excess balance over floor                                               (63,574.58)
       Cash available after payment of regular payments                                            128,180.82
                                                                                                -------------
       Additional payment to certificate holders                                                    63,574.58


ADJUSTED FLOOR TEST
       Ending ADCPB                                                                             24,580,152.39

       less
       Beginning Balance - Class A                                               22,021,153
       Beginning Balance - Class B1                                                 750,721
       Beginning Balance - Class B2                                                 625,601
                                                                              -------------
                                                                                 23,397,475
       less
       Current Month Payment - Class A                                              920,537
       Current Month Payment - Class B1                                              31,382
       Current Month Payment - Class B2                                              26,152
                                                                              -------------
                                                                                    978,070     22,419,404.62

       Excess of ending ADCPB over Note balance after initial payments                           2,160,747.77

       Excess (deficit) of excess balance over floor                                                     0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 2000


SERVICING FEE SCHEDULE
----------------------
       Prior Month ADCPB                                             25,558,223
       Servicer Fee Rate                                                 0.5000%
       One-twelfth                                                       0.0417%
       Servicer Fee                                                   10,649.26

       Prior Servicer Fee Arrearage                                        0.00
       Servicer Fee Due                                               10,649.26

       Servicer Fee Paid                                              10,649.26

       Current Servicing Fee Arrearage                                     0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------
       Prior Month ADCPB                                             25,558,223
       Back-Up Servicer Fee Rate                                         0.0200%
       One-twelfth                                                       0.0017%
       Back-up Servicer Fee                                              425.97

       Prior Back-Up Servicer Fee Arrearage                                0.00
       Total Back-Up Servicer Fee Due                                    425.97

       Back-Up Servicer Fee Paid                                         425.97

       Current Back-Up Servicing Fee Arrearage                             0.00


TRUSTEE FEE SCHEDULE
--------------------
       Trustee Fee                                                       291.67
       Trustee Fee Rate                                                  0.0100%

       Prior Trustee Fee Arrearage                                         0.00
       Total Trustee Fee Due                                             291.67

       Trustee Fee Paid                                                  291.67

       Current Trustee Fee Arrearage                                       0.00


CERTIFICATE PREMIUM SCHEDULE
----------------------------
       Class A Certificate Principal Balance                      22,021,153.39
       Monthly Premium Rate                                              0.0200%
       Prior Premium Arrearage                                             0.00
       Premium Amount Due                                              4,404.00

       Premium Amount Paid                                             4,404.00

       Current Premium Arrearage                                           0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 2000


Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section 10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)      A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)      A Delinquency Trigger Event has occurred and is continuing; or

(j)      An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 2000


RESTRICTING EVENT CALCULATIONS
------------------------------
         (a)   Event of Servicer Termination (Yes/No)                                            No
                                                                                           ----------------

         (b)   Certificate Insurer makes an Insured Payment                                      No
                                                                                           ----------------

         (a)   Gross Charge-Off Event (Yes/No)                                                   No
                                                                                           ----------------

         (b)   Delinquency Trigger Event                                                         No
                                                                                           ----------------


Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
         11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)     Any failure by the Servicer to submit a Monthly Statement pursuant to
         Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 2000


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
------------------------------------------------------------
                                         Gross                        Gross                       Monthly
                                       Defaults      Recoveries    Charge-Offs      ADCPB       Charge-Offs
                                      -----------    -----------   -----------    -----------   -----------
2 months prior                             23,354         23,754          (400)    26,962,684         (0.02)%
1 month prior                             299,751        280,808        18,943     25,595,857          0.89%
Current                                    39,006         30,556         8,450     24,580,152          0.41%


3 Month Gross Charge-Off Ratio                                                                         0.43%
Maximum Allowed                                                                                        2.50%


30+ DELINQUENCIES
-----------------
                                                                                                    Monthly
                                        Delinquencies            ADCPB                           Delinquencies
                                        -------------            -----                           -------------
               2 months prior             1,475,461           26,962,684                             5.47%
               1 month prior              1,081,737           25,595,857                             4.23%
               Current month              1,176,884           24,580,152                             4.79%

                                    Delinquency Ratio:                                               4.83%
                                    Maximum Delinquency Ratio:                                       7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 2000
ISSUER RESTRICTING EVENT CALCULATIONS

         (a)   Gross Defaults (>=180)                                                            No
                                                                                           ----------------

         (b)   Issuer Delinquency Trigger Ratio                                                  No
                                                                                           ----------------


GROSS DEFAULTS (>=180)
----------------------
                                                                                Monthly
                                             Gross Defaults       ADCPB      Gross Defaults
                                             --------------    -----------   --------------
Current                                                   0     24,580,152         0.0000%
1 month prior                                             0     25,595,857         0.0000%
2 months prior                                            0     26,962,684         0.0000%
                                             --------------    -----------   --------------
Sum/Average                                               0     25,712,898         0.0000%
                                                                                        4
                                                                             --------------
Gross Defaults                                                                       0.00%

        i A          Subordinated Percentage                                        11.23%
       ii B          WAL of Remaining Leases                                         2.08
                     Two                                                             2.00
                     Ratio (i/ii)/2                                                  2.71%



ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                                                Monthly
                                             Delinquencies        ADCPB      Delinquencies
                                             --------------    -----------   --------------
2 months prior                                      436,651     26,962,684             1.62%
1 month prior                                       176,535     25,595,857             0.69%
Current month                                       239,614     24,580,152             0.97%



                              Issuer Delinquency Trigger Ratio:                        1.09%
                              Maximum Ratio Allowed:                                   2.50%


EARLY AMORTIZATION EVENT
------------------------
         (1)   Is Subordinate Interest less than 8.86% of ADCPB?                No
                                                                         ------------------

         (2)   Has a Gross Charge-Off Event Occurred?                           No
                                                                         ------------------

         (3)   Has a Delinquency Event Occurred?                                No
                                                                         ------------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 2000

Aging/Delinquency Statistics
----------------------------
                                                                         ADCPB          Total
Current                                                                23,403,268          95.21%
31-60 Days Past Due                                                       854,604           3.48%
61-90 Days Past Due                                                        82,666           0.34%
91+ Days Past Due                                                         239,614           0.97%
                                                                    -------------       --------

Total                                                                  24,580,152         100.00%


Certificate Factors
-------------------

Class A Notes                                                         0.332914386
Class B-1 Notes                                                       0.332914284
Class B-2 Notes                                                       0.332914348


Substitution Limits [Section 7]
-------------------------------

ADCPB as of Cut-Off Date                                            72,024,925.77
Maximum Substitution (10% of Initial)                                7,202,492.58
Maximum Substitution for Defaulted Contracts (5% of Initial)         3,601,246.29

Prior month Cumulative ADCPB Substituted                             3,234,855.86
Current month ADCPB Substituted                                         67,604.00
                                                                    -------------
Cumulative ADCPB Substituted                                         3,302,459.86

Prior month Cumulative ADCPB Substituted for Defaulted Contracts     1,320,928.59
Current month ADCPB Substituted Defaulted Contracts                            --
                                                                    -------------
Cumulative ADCPB Substituted for Defaulted Contracts                 1,320,928.59


Portfolio Prepayment Statistics
-------------------------------

Prior month Cumulative ADCPB prepaid                                11,092,794.01
Current month ADCPB prepaid                                             57,827.14
                                                                    -------------
Cumulative ADCPB prepaid                                            11,150,621.15

Prior month Cumulative ADCPB Defaulted                               4,277,805.26
Current month ADCPB Defaulted                                           39,005.97
                                                                    -------------
Cumulative ADCPB Defaulted                                           4,316,811.23

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 2000

--------------------------------------------------------------------------------


BEGINNING ACCOUNT BALANCES                                                                   106,630.76
--------------------------

LOCKBOX ACCOUNT
---------------
       Transfer of prior period Payments not yet transferred to Collection Account          (137,711.42)
       Transfer of prior period Excluded Amounts not yet transferred                         (36,256.28)
       Collections Received [5.02 (b)(d)]                                                  1,313,872.74
       Excluded Amounts [5.02 (d)][Definition]                                              (519,727.13)
       Collections on Deposit due Collection Account [5.02 (d)]                             (640,850.92)

       Ending Balance                                                                         85,957.75


COLLECTION ACCOUNT
------------------
       BEGINNING BALANCE, MARCH 1, 2000                                                                    825,126.70
       -------------------------------

       ACTIVITIES RELATED TO COLLECTION PERIOD ENDED MARCH 1, 2000
       -----------------------------------------------------------
       Add:  Servicer Advance                                                                              529,927.28
       Add:  Payments due Collection Account from last 2 business days prior period                        177,795.69
       Add:  Add'l transfers                                                                                     0.00
       Add: Amounts to Collection Acct from Security deposit account                                             0.00
       Less: Total distributions on  March 10, 2000                                                     (1,532,849.67)
       ACTIVITIES RELATED TO COLLECTION PERIOD ENDED APRIL 1, 2000
       -----------------------------------------------------------
       Aggregate Amount of Actual Payments [6.01 b (i)]                                                    640,850.92
       Add: Servicer Advances [5.03][6.01 b (ii)]                                                                0.00
       Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]            0.00
       Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                       0.00
       Add: Any Investment Earnings [6.01 b (v)]                                                             2,610.25
       Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                 0.00
       Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                              0.00
       Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                        0.00
       Add: Security Deposits Related to Prepayment                                                              0.00
       Add: Offset Amount as Provided by 5.12 [6.01 c]                                                           0.00
       Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                        0.00
       Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                          0.00
       Less: Payments due Collection Acct. from last 2 business days in calendar mo.                             0.00

       Ending balance on March 31, 2000 and April 1, 2000                                                  643,461.17

       Add: Servicer Advances to be deposited on Determination Date                                        465,752.05
       Add: Payments due Collection Acct from last 3 business days                                          73,332.74
       Add: Payments not yet transferred to the Collection Account                                               0.00
       Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                 0.00

       Adjusted Collection Account Balance                                                               1,182,545.96

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 2000


SECURITY DEPOSIT ACCOUNT
------------------------
       Beginning  Balance                                                                                    0.00
       Add: Balance deposited on closing date                                                                0.00
       Add: Security Deposits [6.02 b]                                                                       0.00
       Less: Amounts to Collection Account [6.02 c]                                                          0.00
       Add:  Investment Earnings                                                                             0.00
                                                                                                             ----

       Ending balance on March 31, 2000                                                                      0.00

       Less: Amounts to Collection Account [6.02 c]                                                          0.00

       Adjusted Security Deposit  Account Balance                                                            0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------

       Beginning Balance                                                                                                  0.00
       -----------------
       Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                       0.00
       Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                      0.00
       Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                      0.00
                                                                                                                          ----

       Ending balance on March 31, 2000                                                                                   0.00

       Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                       0.00

       Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                      0.00
                                                                                                                          ----

       Adjusted New Transferred Property Funding Account Balance                                                          0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------

FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING APRIL 1, 2000

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                  1,182,545.96
---------------------------------------


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
------------------------------------------------------------------------------
  (i)      Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                          0.00

  (ii)     Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                                      0.00

  (iii)    Aggregate of: [6.06 c (iii)]
           (A)   Unreimbursed Servicer Advances from prior periods                                                            0.00
           (B)   Servicer Fee and unpaid Servicer Fee                                                                    10,649.26
           (C)   Servicing Charges inadvertently deposited in Collection Account                                              0.00

  (iv)     Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                          425.97

  (v)      Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                            4,404.00

  (vi)     Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                            291.67

  (vii)    Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                                     115,427.55

  (viii)   Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                                  4,385.46

  (ix)     Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                                    4,285.37

  (x)      Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]                       860,701.99

  (xi)     Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                                0.00

  (xii)    Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]                  29,342.11
           provided no restricting event exists

  (xiii)   Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]                 24,451.76
           provided no restricting event or issuer restricting event exists

  (xiv)    Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                                 0.00

  (xv)     Prepayments optionally transferred to collection account and disbursed in                                          0.00
           consideration of the transfer of New Transferred Property not in excess of
           $5,000,000 [6.06 c (xv)]

  (xvi)    To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                                  64,606.24
           Net of Additional Principal Distribution to Class A, B1 & B2.

           a.    Class A Additional Principal Distribution Amount                                                        59,834.90

           b.    Class B1 Additional Principal Distribution Amount                                                        2,039.83

           c.    Class B2 Additional Principal Distribution Amount                                                        1,699.86

       Reviewed By:



--------------------------------------------------------------------------------
E. ROGER GEBHART
EXECUTIVE VICE PRESIDENT & TREASURER